                         VAN KAMPEN SERIES FUND, INC.,
                            ON BEHALF OF ITS SERIES,
                        VAN KAMPEN GLOBAL FRANCHISE FUND

                    SUPPLEMENT DATED AUGUST 12, 2004 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                       PROSPECTUS DATED OCTOBER 31, 2003,
                       SUPERCEDING ALL PRIOR SUPPLEMENTS

     The Prospectus is hereby supplemented as follows:

          (1) The section entitled "PURCHASE OF SHARES" is supplemented with the following:

          Investment opportunities for companies that have, in the judgment of the Fund's portfolio management team, resilient business franchises and growth potential may be more limited than those of other sectors of the market. In order to facilitate the management of the Fund's portfolio, the Fund's Board of Directors has authorized management to suspend the continuous offering of its shares to new investors at the earlier of September 13, 2004 or on such date as determined by management, based on the Fund's new assets raised and without any further notice. As market conditions permit, the Fund may reopen sales of its shares to new investors. Any such offerings of the Fund's shares may be limited in amount and may commence and terminate without any prior notice.

          (2) The Board of Trustees of the Fund has approved a reduction of the advisory fees for the Fund. The new advisory fee schedule was effective June 1, 2004:

AVERAGE DAILY NET ASSETS  % PER ANNUM
     first $500 million     0.800%
     next $500 million      0.750%
     over $1.0 billion      0.700%

          (3) The Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase.

          (4) The Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management. In all instances, references to Van Kampen Investment Advisory Corp. are hereby deleted and replaced with Van Kampen Asset Management.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    GLF SPT 8/04
                                                                     65114SPT-01